                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 20, 2005

                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           DELAWARE                        0-27915               33-0363979
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Genius Products, Inc. (the "Company") entered into a Securities Purchase Agreement with certain institutional investors related to the private placement of 3,000,000 shares of its common stock, par value $0.0001 per share ("Common Stock"), and five-year warrants to purchase 270,000 shares of Common Stock with an exercise price of $2.56 per share. The transaction closed on May 20, 2005 and the Company realized gross proceeds of $5.25 million from the financing, before deducting commissions and other expenses.

The investors in the private placement included, among others, funds managed by WestEnd Capital Management, The Galleon Group, Five Points Capital and Sunrise Securities Corp. Cappello Capital Corp. acted as placement agent in connection with the private placement.

The Company is obligated to register the shares of Common Stock issued in the private placement for resale on a registration statement to be filed within 60 days after the closing. The Company will use its best efforts to cause the registration statement to become effective within 120 days of the date of the Securities Purchase Agreement (165 days if the SEC chooses to review the registration statement). Failure to file a registration statement or for it to become effective within the required timeframes will result in the payment of liquidated damages to the purchasers.

The forms of definitive agreements relating to the private placement are furnished as exhibits to this Report. The preceding descriptions of the definitive agreements are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

The sale of securities referenced in Item 1.01 of this Report have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT
NUMBER                           DESCRIPTION

99.1       Form of Securities Purchase Agreement, dated as of May 12, 2005

99.2       Form of Registration Rights Agreement, dated May 20, 2005

99.3       Form of Warrant, dated May 20, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              GENIUS PRODUCTS, INC.


Date:  May 26, 2005                           By: /s/ Trevor Drinkwater
                                                  ------------------------------
                                                  Trevor Drinkwater
                                                  Chief Executive Officer


                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION

99.1       Form of Securities Purchase Agreement, dated as of May 12, 2005

99.2       Form of Registration Rights Agreement, dated May 20, 2005

99.3       Form of Warrant, dated May 20, 2005